UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	Western Asset Short Duration Municipal Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Short Duration Municipal Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Duration Municipal Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determine to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds. Although the Fund may invest in securities of any maturity, we estimate that the Fund normally maintains a dollar-weighted average effective durationii of three years or less. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives, that are intended to provide economic exposure to the securities or issuers or to be used as hedging technique. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationiii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve months ended October 31, 2015. The fixed income market was volatile at times given mixed global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)iv monetary policy and a number of geopolitical issues. Assuming greater risk was generally not rewarded during the reporting period.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended October 31, 2015. Two-year Treasury yields rose from 0.50% at the beginning of the period to 0.75% at the end of the period. Their peak of 0.82% occurred in mid-September 2015 and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.35% at the beginning of the period and ended the period at 2.16%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

The municipal bond market outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi returned 2.87% and 1.96%, respectively. The overall creditworthiness of the municipal bond market has improved as the U.S. economy continues to expand, resulting in a better labor market and higher consumer confidence levels. After generating mixed results over the first seven months of the reporting period, the municipal market outperformed the taxable bond market over the last five months of the period.

Q. How did we respond to these changing market conditions?

A. There were only minor changes to the Fund during the reporting period. We reduced the Fund’s overall risk exposure by paring its duration, moving even shorter than the Fund’s benchmark, the Barclays Three-Year Municipal Bond Indexvii. We actively managed the Fund’s cash and cash equivalent exposure during the reporting period given inflows and outflows from shareholders.

Performance review

For the twelve months ended October 31, 2015, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 0.13%. The Fund’s unmanaged benchmark, the Barclays Three-Year Municipal Bond Index, returned 1.21% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 0.39% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 99 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	0.17%	0.13%
Class A2	0.35%	N/A
Class C	-0.01%	-0.22%
Class I	0.40%	0.41%
Barclays Three-Year Municipal Bond Index	1.08%	1.21%
Lipper Short Municipal Debt Funds Category Average[1]	0.36%	0.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended October 31, 2015 for Class A, Class A2, Class C and Class I shares were 0.92%, 0.80%, 0.59% and 1.00%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class A2 shares for the twelve-month period is not shown because the inception date for this share class was February 27, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 27, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C and Class I shares were 0.66%, 0.86%, 1.02% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, overweights to Industrial Revenue, Health Care and Transportation bonds were rewarded, as was an underweight to State General Obligation bonds.

Our quality biases were also beneficial for results. In particular, having an overweight to municipal securities rated A, along with an underweight to securities rated AAA, was additive as lower rated municipal bonds outperformed their higher rated counterparts over the twelve-month period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our duration positioning. More specifically, a shorter duration than the benchmark was a drag on

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 102 funds for the six-month period and among the 99 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	3

Fund overview (cont’d)

performance. Elsewhere, while overweight positions in Transportation and Industrial Revenue contributed to results, security selection within both sectors detracted from performance.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2015

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

4	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.17%	$1,000.00	$1,001.70	0.65%	$3.28	Class A	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class A2	0.35	1,000.00	1,003.50	0.69	3.48	Class A2	5.00	1,000.00	1,021.73	0.69	3.52
Class C	-0.01	1,000.00	999.90	1.01	5.09	Class C	5.00	1,000.00	1,020.11	1.01	5.14
Class I	0.40	1,000.00	1,004.00	0.58	2.93	Class I	5.00	1,000.00	1,022.28	0.58	2.96

6	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 Shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class I
Twelve Months Ended 10/31/15	0.13%	N/A	-0.22%	0.41%
Five Years Ended 10/31/15	1.28	N/A	0.91	1.42
Ten Years Ended 10/31/15	2.52	N/A	2.15	2.66
Inception* through 10/31/15	—	0.34%	—	—

With sales charges[2]	Class A	Class A2†	Class C	Class I
Twelve Months Ended 10/31/15	-2.14%	N/A	-0.22%	0.41%
Five Years Ended 10/31/15	0.81	N/A	0.91	1.42
Ten Years Ended 10/31/15	2.29	N/A	2.15	2.66
Inception* through 10/31/15	—	-1.95%	—	—

Cumulative total returns
Without sales charges[1]
Class A (10/31/05 through 10/31/15)	28.21%
Class A2 (Inception date of 2/27/15 through 10/31/15)	0.34
Class C (10/31/05 through 10/31/15)	23.73
Class I (10/31/05 through 10/31/15)	30.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, A2, C and I shares are March 17, 2003, February 27, 2015, March 18, 2003 and November 14, 2003, respectively.

8	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on October 31, 2005, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

10	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

Benchmark	— Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	11

Schedule of investments

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.1%
Alabama — 0.4%
Jefferson County, AL, Sewer Revenue:
Subordinated Lien	5.000%	10/1/16	$1,000,000	$1,029,240
Subordinated Lien	5.000%	10/1/17	2,250,000	2,379,195
Subordinated Lien	5.000%	10/1/18	2,000,000	2,155,140
Mobile, AL, IDB, PCR, Alabama Power Co., Barry Plant	1.625%	10/2/18	2,500,000	2,515,275	(a)(b)
Total Alabama				8,078,850
Alaska — 0.6%
Alaska State Housing Finance Corp. Revenue:
State Capital Project II	4.000%	6/1/17	675,000	711,247
State Capital Project II	5.000%	12/1/18	500,000	561,060
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	10,822,700
Total Alaska				12,095,007
Arizona — 0.7%
Glendale, AZ, GO, AGM	4.000%	7/1/19	1,640,000	1,787,223
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	4.000%	7/1/18	2,200,000	2,384,184
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/18	2,000,000	2,219,920
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/19	4,670,000	5,332,066
Yavapai County, AZ, IDA, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.125%	6/1/18	2,500,000	2,510,300	(a)(b)(c)
Total Arizona				14,233,693
Arkansas — 0.1%
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/17	1,140,000	1,201,332
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/18	1,000,000	1,067,870
Total Arkansas				2,269,202
California — 5.3%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Episcopal Senior Communities	3.000%	7/1/16	800,000	809,512
Episcopal Senior Communities	4.000%	7/1/18	1,565,000	1,654,361
Bay Area, CA, Toll Authority, Toll Bridge Revenue, San Francisco Bay Area	0.710%	10/1/19	4,750,000	4,748,432	(a)(b)
California State Health Facilities Financing Authority Revenue:
Northern California Retired Officers Community — Paradise Valley Estates Project	4.000%	1/1/16	1,040,000	1,046,458

See Notes to Financial Statements.

12	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Northern California Retired Officers Community — Paradise Valley Estates Project	3.000%	1/1/17	$480,000	$494,520
Northern California Retired Officers Community — Paradise Valley Estates Project	4.000%	1/1/18	1,290,000	1,376,133
California State MFA, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.550%	2/1/19	3,100,000	3,090,917
California State Public Works Board, Lease Revenue:
Department of Corrections & Rehabilitation	3.000%	9/1/17	750,000	781,643
Department of Corrections & Rehabilitation	5.000%	9/1/17	600,000	647,040
Department of Corrections & Rehabilitation	4.000%	9/1/18	1,000,000	1,087,440
Department of Corrections & Rehabilitation	5.000%	9/1/18	1,000,000	1,115,290
California State, GO	0.560%	12/1/16	10,000,000	10,005,900	(a)(b)
California State, GO	4.000%	12/1/17	20,000,000	21,096,800	(a)(b)
California Statewide CDA Revenue, Kaiser Permanente	5.000%	5/1/17	6,640,000	7,071,135	(a)(b)
Central Valley Financing Authority, CA, Cogeneration Project Revenue, Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,030,280
Contra Costa, CA, Water District Revenue	5.000%	10/1/16	9,000,000	9,387,630
Irvine, CA, Improvement Bond Act 1915, Assessment District No. 12-1	3.000%	9/2/16	1,490,000	1,513,617
Lee Lake, CA, PFA Revenue	4.000%	9/1/16	1,530,000	1,561,090
Lee Lake, CA, PFA Revenue	4.000%	9/1/18	1,500,000	1,598,160
Los Angeles, CA, Department of Airports Revenue, Ontario International, NATL	5.000%	5/15/18	1,400,000	1,433,712	(c)
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/16	1,930,000	1,952,890
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/17	3,530,000	3,732,728
Port of Oakland, CA	5.000%	5/1/16	2,500,000	2,558,300	(c)
Port of Oakland, CA	5.000%	5/1/17	2,250,000	2,394,022	(c)
Rancho Cucamonga, CA, RDA, Successor Agency Tax Allocation:
Rancho Redevelopment Project Area	4.000%	9/1/17	925,000	979,899
Rancho Redevelopment Project Area	5.000%	9/1/18	750,000	834,683
Riverside, CA, USD, Financing Authority Revenue	3.000%	9/1/16	1,625,000	1,658,800
Riverside, CA, USD, Financing Authority Revenue	4.000%	9/1/17	1,370,000	1,450,022
Sacramento, CA, Cogeneration Authority Project Revenue, Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,030,280
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	3,020,000	3,020,000	(d)
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	1,870,000	1,870,000

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Sweetwater, CA, Union High School District, GO, BAN	5.000%	1/1/18	$7,650,000	$8,308,512
Upland, CA, Successor Agency to the Upland Community Redevelopment Agency Revenue, Merged Project Tax Allocation, AGM	4.000%	9/1/18	650,000	702,663
Total California				102,042,869
Colorado — 2.1%
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives	1.875%	11/6/19	5,545,000	5,563,132	(a)(b)
Catholic Health Initiatives	5.000%	2/1/21	1,945,000	2,263,416
Catholic Health Initiatives	5.000%	7/1/21	6,225,000	7,007,109
Catholic Health Initiatives	5.000%	2/1/25	2,590,000	2,914,294
Denver, CO, City & County Airport Revenue	5.000%	11/15/16	7,435,000	7,781,620	(c)
Denver, CO, Urban Renewal Authority Tax Increment Revenue:
Stapleton	5.000%	12/1/16	1,850,000	1,938,115
Stapleton	5.000%	12/1/17	4,000,000	4,302,000
Stapleton	5.000%	12/1/18	5,265,000	5,813,350
Plaza, CO, Metropolitan District #1 Revenue	4.000%	12/1/16	1,000,000	1,021,690	(e)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/17	1,000,000	1,056,680	(e)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/19	1,000,000	1,086,960	(e)
Total Colorado				40,748,366
Connecticut — 3.2%
Bridgeport, CT, GO	5.000%	8/15/16	1,575,000	1,629,243
Bridgeport, CT, GO	5.000%	8/15/17	1,660,000	1,780,848
Bridgeport, CT, GO	5.000%	8/15/18	1,740,000	1,910,207
Connecticut State HEFA Revenue:
Connecticut State University	5.000%	11/1/17	1,260,000	1,362,791
Yale University	0.800%	7/26/17	10,000,000	10,006,800	(a)(b)
Connecticut State, GO	0.690%	4/15/17	4,000,000	4,026,400	(b)
Connecticut State, GO	0.530%	9/15/17	6,500,000	6,467,630	(b)
Connecticut State, GO:
GAAP Conversion	5.000%	10/15/19	9,675,000	11,088,130
SIFMA Index	0.430%	3/1/18	4,500,000	4,509,000	(b)
SIFMA Index	0.930%	5/15/18	5,490,000	5,570,374	(b)
SIFMA Index	0.760%	6/15/18	5,000,000	5,053,500	(b)
SIFMA Index	0.640%	3/1/20	4,375,000	4,287,981	(b)
Connecticut State, Resources Recovery Authority Revenue, Covanta Southeastern Connecticut Co.	4.000%	11/15/15	2,635,000	2,638,215	(c)
West Haven, CT, GO, AGM	5.000%	8/1/16	1,095,000	1,128,507
Total Connecticut				61,459,626

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 0.7%
District of Columbia Income Tax Secured Revenue, SIFMA	0.310%	12/1/17	$4,500,000	$4,493,160	(b)
Metropolitan Washington DC, Airports Authority System Revenue	4.000%	10/1/18	1,000,000	1,081,280	(c)
Metropolitan Washington DC, Airports Authority System Revenue	5.000%	10/1/18	6,215,000	6,893,616	(c)
Total District of Columbia				12,468,056
Florida — 3.6%
Broward County, FL, School Board, COP	4.000%	7/1/17	2,000,000	2,109,640
Broward County, FL, School Board, COP	5.000%	7/1/17	3,945,000	4,226,200
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/16	1,075,000	1,091,404
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/17	1,000,000	1,042,070
Escambia County, FL, PCR, Gulf Power Co. Project	1.550%	6/15/16	4,250,000	4,272,610	(a)(b)
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, AGM	5.250%	10/1/18	2,000,000	2,232,640	(c)
Halifax, FL, Hospital Medical Center Revenue	3.000%	6/1/17	850,000	875,143
Jacksonville Electric Authority, FL, Electric System Revenue	4.000%	10/1/18	1,000,000	1,091,200
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/16	2,000,000	2,083,700
Lee County, FL, Transportation Facilities Revenue, AGM	5.000%	10/1/17	1,500,000	1,618,770
Manatee County, FL, Revenue, Refunding & Improvement	5.000%	10/1/18	1,100,000	1,226,478
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/16	2,600,000	2,707,094	(c)
Miami-Dade County, FL, Aviation Revenue	4.000%	10/1/17	1,000,000	1,058,320	(c)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/17	1,270,000	1,357,681
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/18	1,500,000	1,661,175
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/20	3,250,000	3,778,970
Miami-Dade County, FL, School Board, COP	4.000%	4/1/16	1,645,000	1,669,889
Miami-Dade County, FL, School Board, COP	5.000%	8/1/16	25,000,000	25,883,000	(a)(b)
Miami-Dade County, FL, School Board, COP	5.000%	8/1/17	2,000,000	2,148,960
Saint Johns County, FL, School Board, COP	5.000%	7/1/21	1,500,000	1,759,740
South Miami, FL, Health Facilities Authority Revenue, Baptist Health South Florida Group	5.000%	8/15/18	2,510,000	2,705,755
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/17	1,450,000	1,468,429
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/18	1,515,000	1,537,225
Total Florida				69,606,093

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	15

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 4.4%
Atlanta, GA, Development Authority Student Housing Revenue, Piedmont/Ellis LLC University Commons Project	5.000%	9/1/18	$1,010,000	$1,128,847	(d)
Burke County, GA, Development Authority Revenue:
Georgia Power Co. Plant Vogtle Project	1.375%	4/4/17	2,400,000	2,418,048	(a)(b)
Georgia Transmission Corp. Vogtle Project	1.300%	5/3/18	10,000,000	10,061,500	(a)(b)
Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	12,000,000	12,278,040	(a)(b)
Burke County, GA, Development Authority, PCR:
Georgia Power Co. Plant Vogtle Project	1.550%	6/21/16	15,000,000	15,072,450	(a)(b)
Georgia Power Co. Plant Vogtle Project	1.750%	6/1/17	19,700,000	19,976,785	(a)(b)
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Second Indenture	0.290%	7/1/17	5,000,000	4,987,400	(a)(b)
Monroe County, GA, Development Authority, PCR:
Gulf Power Co.	1.700%	6/21/17	2,500,000	2,532,700	(a)(b)
Gulf Power Co., Plant Scherer Project	2.000%	6/21/18	6,500,000	6,669,975	(a)(b)
Private Colleges & Universities Authority, GA, Revenue, Agnes Scott College	2.500%	6/1/19	3,000,000	3,053,700	(a)(b)
Richmond County, GA, Board of Education, GO	5.000%	10/1/16	2,250,000	2,344,995
Richmond County, GA, Board of Education, GO	5.000%	10/1/17	2,750,000	2,978,690
Total Georgia				83,503,130
Hawaii — 0.2%
Hawaii State Airports System Revenue	4.000%	7/1/16	2,500,000	2,561,125	(c)
Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue:
Kahala Senior Living Community Inc.	4.500%	11/15/16	1,335,000	1,364,317
Kahala Senior Living Community Inc.	5.000%	11/15/18	400,000	429,128
Total Hawaii				4,354,570
Illinois — 7.6%
Chicago, IL Motor Fuel Tax Revenue	5.000%	1/1/19	1,150,000	1,218,057
Chicago, IL, Board of Education, GO, Capital Appreciation, School Reform, NATL	0.000%	12/1/16	2,375,000	2,300,425
Chicago, IL, GO	5.000%	1/1/18	2,100,000	2,163,525
Chicago, IL, GO	5.000%	1/1/19	4,600,000	4,737,724
Chicago, IL, GO	5.000%	1/1/20	4,850,000	5,000,107
Chicago, IL, O’Hare International Airport Revenue:
General, Senior Lien	5.000%	1/1/16	3,390,000	3,416,476	(c)
General, Senior Lien	4.000%	1/1/19	20,000,000	21,555,600	(c)
Chicago, IL, Park District, GO:
Harbor Facilities	4.000%	1/1/18	1,150,000	1,207,052
Harbor Facilities	5.000%	1/1/19	1,000,000	1,092,640

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	$2,155,000	$2,162,607
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/18	1,500,000	1,606,080
Granite City, IL, Revenue, Waste Management Inc. Project	0.750%	5/2/16	5,000,000	5,001,950	(a)(b)(c)
Illinois State EFA Revenue, University of Chicago	1.550%	2/13/20	2,500,000	2,505,150	(a)(b)
Illinois State Finance Authority Revenue, Ascension Health	5.000%	5/1/17	2,300,000	2,450,420	(a)(b)
Illinois State Municipal Electric Agency Power Supply Revenue	5.000%	2/1/18	2,000,000	2,179,680
Illinois State Toll Highway Authority Revenue	5.000%	12/1/19	1,950,000	2,238,776
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	6/15/17	6,100,000	6,410,124
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	12/15/17	4,000,000	4,201,040
Illinois State, GO	5.000%	1/1/16	8,090,000	8,144,122
Illinois State, GO	3.000%	2/1/16	6,000,000	6,032,160
Illinois State, GO	5.000%	5/1/16	1,500,000	1,530,555
Illinois State, GO	5.000%	8/1/16	8,000,000	8,242,400
Illinois State, GO	5.000%	4/1/17	3,750,000	3,942,413
Illinois State, GO	5.000%	8/1/17	7,000,000	7,431,970
Illinois State, GO	4.000%	7/1/18	9,460,000	9,867,158
Illinois State, GO	5.000%	7/1/19	8,750,000	9,471,700
Illinois State, GO:
AGM	5.000%	6/1/16	1,520,000	1,556,450
NATL	5.375%	4/1/16	3,200,000	3,259,264
McHenry County, IL, Debt Certificates	3.000%	12/30/16	2,000,000	2,056,360
Regional Transportation, IL, Authority Revenue, NATL	6.250%	7/1/20	9,920,000	12,027,206
Total Illinois				145,009,191
Indiana — 3.3%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	3.000%	10/1/16	10,340,000	10,580,612
Indiana State Finance Authority, Hospital Revenue:
Methodist Hospitals Inc.	5.000%	9/15/16	500,000	517,330
Methodist Hospitals Inc.	5.000%	9/15/17	250,000	266,928
Methodist Hospitals Inc.	5.000%	9/15/19	300,000	335,196
Indiana State Health Facilities Financing Authority Revenue:
Ascension Health Credit Group	4.000%	6/1/16	19,280,000	19,672,541	(a)(b)
Ascension Health Credit Group	4.000%	6/1/16	1,720,000	1,757,238	(a)(b)(f)
Ascension Health Credit Group	5.000%	7/28/16	3,905,000	4,033,435	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	17

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Ascension Health Credit Group	5.000%	7/28/16	$95,000	$98,282	(a)(b)(f)
Whiting, IN, Environmental Facilities Revenue:
BP Products North America Inc. Project, BP PLC	0.760%	12/2/19	20,000,000	19,707,200	(a)(b)(c)
BP Products North America Inc., BP PLC	1.850%	10/1/19	6,000,000	6,027,060	(a)(b)
Total Indiana				62,995,822
Iowa — 1.5%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Co. Project	5.000%	12/1/19	27,095,000	28,667,594
Kansas — 0.2%
Kansas State Department of Transportation Highway Revenue:
LIBOR Index	0.449%	9/1/18	2,000,000	2,003,220	(b)
LIBOR Index	0.529%	9/1/19	2,000,000	2,008,220	(b)
Total Kansas				4,011,440
Kentucky — 1.4%
Kentucky Public Transportation Infrastructure Authority Toll Revenue, BAN, Downtown Crossing Project	5.000%	7/1/17	10,000,000	10,652,700
Trimble County, KY, PCR	1.350%	5/1/18	14,000,000	14,061,740	(a)(b)(c)
Trimble County, KY, PCR, Louisville Gas & Electric Co., Remarketed 12/15/14	1.050%	3/1/18	3,000,000	3,002,040	(a)(b)
Total Kentucky				27,716,480
Louisiana — 0.1%
Bossier City, LA, Utilities Revenue	2.000%	10/1/16	500,000	507,335
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/18	850,000	938,961
Total Louisiana				1,446,296
Maryland — 0.1%
Maryland State Transportation Authority, Passenger Facility Charge Revenue, Baltimore/Washington International	5.000%	6/1/17	1,965,000	2,098,070	(c)
Massachusetts — 2.7%
Massachusetts State DFA Revenue:
Avon Associates LLC Project, AGM	4.000%	10/1/17	1,020,000	1,085,504
Boston University	0.590%	3/30/17	7,000,000	6,996,920	(a)(b)
Partners Healthcare System Inc.	0.560%	1/30/18	8,865,000	8,853,830	(a)(b)
Massachusetts State HEFA Revenue, Amherst College	0.800%	12/1/17	6,500,000	6,493,305	(a)(b)
Massachusetts State, GO:
Consolidated Loan	0.350%	1/1/17	26,500,000	26,515,370	(b)
Consolidated Loan	0.440%	1/1/18	1,880,000	1,879,906	(b)
Total Massachusetts				51,824,835

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 5.2%
Detroit, MI, City School District, GO:
School Building & Site Improvement, Q-SBLF	5.000%	5/1/16	$2,000,000	$2,041,840
School Building & Site Improvement, Q-SBLF	5.000%	5/1/17	2,500,000	2,650,000
Michigan State Finance Authority Revenue	5.000%	10/1/20	1,215,000	1,389,753
Michigan State Finance Authority Revenue	5.000%	10/1/21	1,300,000	1,511,835
Michigan State Finance Authority Revenue:
Detroit School District	5.000%	6/1/16	11,785,000	12,030,482
Detroit School District, Q-SBLF	5.000%	5/1/18	3,410,000	3,725,391
Hospital Oakwood Obligated Group	3.000%	11/1/15	3,795,000	3,795,000
Hospital Oakwood Obligated Group	4.000%	11/1/16	2,240,000	2,313,606
Hospital Oakwood Obligated Group	4.000%	11/1/17	4,645,000	4,918,173
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/20	7,000,000	7,942,830
Michigan State Hospital Finance Authority Revenue, Ascension Health	1.400%	6/29/18	6,220,000	6,280,023	(a)(b)
Michigan State Strategic Fund Ltd. Obligation Revenue, Events Center Project	4.125%	1/1/19	20,000,000	20,232,800	(a)(b)
River Rouge, MI, School District, GO, Q-SBLF	5.000%	5/1/16	1,160,000	1,185,891
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	5.000%	9/1/18	1,600,000	1,767,424
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/15	27,680,000	27,772,728	(c)
Total Michigan				99,557,776
Mississippi — 0.3%
Mississippi State Business Finance Corp., Solid Waste Disposal Revenue:
Waste Management Inc. Project	1.000%	7/1/17	4,000,000	3,981,680
Waste Management Inc. Project	1.125%	9/1/17	1,250,000	1,251,012	(a)(b)
Mississippi State Development Bank Special Obligation Revenue, City of Jackson, Capital City Convention Center, Municipal Government Gtd.	5.000%	3/1/19	1,000,000	1,121,390
Total Mississippi				6,354,082
Missouri — 0.2%
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	2.850%	9/1/18	3,500,000	3,510,290
Nebraska — 0.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/18	4,050,000	4,459,495
Nevada — 0.3%
Clark County, NV, Airport Revenue, Junior Subordinated Lien Notes	5.000%	7/1/17	3,000,000	3,201,960	(c)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	19

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — continued
Clark County, NV, PCR, Southern California Edison Co.	1.875%	4/1/20	$2,750,000	$2,773,292	(a)(b)
Total Nevada				5,975,252
New Hampshire — 0.3%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.	2.125%	6/1/18	5,000,000	5,039,400	(a)(b)(c)
New Jersey — 10.4%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/18	1,000,000	1,067,160
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/20	1,000,000	1,085,800
Hamilton Township, NJ, Mercer County, GO	3.000%	8/1/17	1,750,000	1,823,588
Hamilton Township, NJ, Mercer County, GO	4.000%	8/1/18	1,000,000	1,080,360
Lenape, NJ, Regional High School District, GO, School Board Reserve Fund	4.000%	3/15/18	1,000,000	1,071,360
Mount Laurel Township, NJ, Board of Education, GO:
School Board Reserve Fund	4.000%	8/1/17	1,000,000	1,056,660
School Board Reserve Fund	4.000%	8/1/18	1,000,000	1,085,740
New Jersey State EDA Lease Revenue:
Rutgers University	5.000%	6/15/18	1,000,000	1,104,580
Rutgers University	5.000%	6/15/19	1,380,000	1,566,479
New Jersey State EDA Revenue	5.000%	6/15/16	5,000,000	5,103,350
New Jersey State EDA Revenue	5.000%	6/15/17	6,000,000	6,288,240
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	3,840,000	4,043,328	(c)
School Facilities Construction	2.500%	6/15/16	6,495,000	6,556,443
School Facilities Construction	0.740%	2/1/17	10,000,000	9,852,400	(b)
School Facilities Construction	5.000%	6/15/18	2,500,000	2,655,825
School Facilities Construction	5.000%	3/1/19	10,365,000	11,724,681	(d)
School Facilities Construction, SIFMA	0.910%	2/1/17	5,350,000	5,282,537	(b)
School Facilities, State Appropriations	5.000%	9/1/16	4,605,000	4,785,930	(d)
New Jersey State EFA Revenue:
Kean University	5.000%	7/1/20	1,000,000	1,141,390
Rider University	5.000%	7/1/17	1,000,000	1,054,730
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,517,370
New Jersey State Higher Education Assistance Authority, Student Loan Revenue:
Senior	5.000%	12/1/16	1,000,000	1,043,760	(c)
Senior	4.000%	12/1/17	1,500,000	1,580,895	(c)

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Senior	5.000%	12/1/18	$3,000,000	$3,292,020	(c)
Senior	3.000%	12/1/19	10,250,000	10,647,085	(c)
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program	1.210%	12/15/21	15,000,000	14,035,050	(a)(b)
Transportation Program, State Appropriations	5.000%	6/15/17	1,000,000	1,055,090
Transportation Program, State Appropriations	4.000%	6/15/18	5,875,000	6,098,015
Transportation System	5.000%	12/15/18	8,300,000	8,915,113
Transportation System, AMBAC	5.250%	12/15/15	8,750,000	8,802,325
Transportation System, AMBAC	5.500%	12/15/15	3,260,000	3,280,440
Transportation System, XLCA	5.000%	12/15/16	1,825,000	1,902,946
New Jersey State Turnpike Authority Revenue	0.540%	1/1/16	32,700,000	32,700,327	(a)(b)
New Jersey State Turnpike Authority Revenue	0.490%	1/1/17	5,150,000	5,138,567	(b)
New Jersey State Turnpike Authority Revenue	0.550%	1/1/17	5,000,000	4,999,950	(a)(b)
New Jersey State Turnpike Authority Revenue	0.560%	1/1/18	3,000,000	2,982,960	(b)
New Jersey State Turnpike Authority Revenue	0.699%	1/1/18	5,000,000	5,018,150	(a)(b)
Newark, NJ, GO, Qualified General Improvement	5.000%	7/15/18	4,000,000	4,313,440
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/16	650,000	663,195
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/17	775,000	814,238
Rutgers State University Revenue	4.000%	5/1/18	750,000	807,930
Salem County, NJ, Industrial PCFA Revenue, Philadelphia Electric Co.	2.500%	3/1/19	3,000,000	2,999,940	(a)(b)(c)
Trenton, NJ, GO	4.000%	7/15/18	1,895,000	2,016,109
Union County, NJ, GO:
School Board Reserve Fund	4.000%	3/1/18	975,000	1,043,445
School Board Reserve Fund	4.000%	3/1/18	25,000	26,887	(d)
School Board Reserve Fund	4.000%	3/1/19	1,465,000	1,600,307
School Board Reserve Fund	4.000%	3/1/19	35,000	38,510	(d)
Total New Jersey				199,764,645
New Mexico — 2.8%
Farmington, NM, PCR, Southern California Edison Co.	1.875%	4/1/20	16,250,000	16,378,602	(a)(b)
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue:
SPA-Royal Bank of Canada	0.879%	8/1/19	16,000,000	15,929,280	(a)(b)
SPA-Royal Bank of Canada	5.000%	8/1/19	19,710,000	22,238,005	(a)(b)
Total New Mexico				54,545,887

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	21

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 7.6%
Build NYC Resource Corp., NY, Revenue:
YMCA of Greater New York Project	5.000%	8/1/16	$840,000	$865,007
YMCA of Greater New York Project	5.000%	8/1/17	660,000	703,441
Build NYC Resource Corp., NY, Solid Waste Disposal Revenue, Pratt Paper Inc. Project	3.750%	1/1/20	675,000	700,529	(c)(e)
Erie County, NY, Fiscal Stability Authority Revenue:
Sales Tax & State Aid Secured	5.000%	1/15/19	1,000,000	1,128,580
Sales Tax & State Aid Secured	4.000%	3/15/19	600,000	660,648
Greece, NY, CSD, GO	5.000%	12/15/17	650,000	708,396
Long Island, NY, Power Authority Revenue, General	5.250%	4/1/19	4,200,000	4,742,304
Monroe County, NY, GO	3.000%	6/1/16	7,075,000	7,174,333
Monroe County, NY, GO:
BAM	4.000%	6/1/19	5,165,000	5,633,517
BAM	5.000%	6/1/20	5,115,000	5,884,091
MTA, NY, Dedicated Tax Fund Revenue	0.590%	11/1/19	3,155,000	3,123,229	(a)(b)
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	4.000%	7/1/16	1,280,000	1,309,747
South Nassau Communities Hospital	5.000%	7/1/18	1,275,000	1,387,353
Winthrop University Hospital Assistance Project	4.000%	7/1/16	1,000,000	1,023,170
Winthrop University Hospital Assistance Project	5.000%	7/1/18	685,000	750,438
New York City, NY, HDC Revenue	5.000%	7/1/16	2,650,000	2,731,117
New York City, NY, HDC Revenue	5.000%	7/1/17	4,375,000	4,683,831
New York City, NY, HDC Revenue	5.000%	7/1/18	3,250,000	3,592,875
New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Transportation Infrastructure Properties LLC	5.000%	7/1/16	2,545,000	2,606,309	(c)
New York City, NY, Industrial Development Agency, Special Facility Revenue, JFK International Airport Project, American Airlines Group	2.000%	8/1/16	14,750,000	14,782,302	(a)(b)(c)
New York State Dormitory Authority Revenue, Non-State Supported Debt:
Interagency Council Pooled Loan Program, State Intercept	4.000%	7/1/16	1,085,000	1,112,038
Wyckoff Heights Medical Center, State Appropriations	4.000%	2/15/19	2,785,000	3,048,266
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc.	0.950%	2/1/16	5,000,000	5,000,000	(a)(b)(c)(g)
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations	5.000%	5/1/19	40,305,000	45,541,829

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Thruway Authority, State Personal Income Tax Revenue:
Transportation	5.000%	3/15/17	$1,250,000	$1,325,650
Transportation	4.000%	3/15/18	1,000,000	1,076,740
Orange County, NY, Funding Corp. Revenue:
Mount St. Mary College	4.000%	7/1/16	1,020,000	1,042,062
Mount St. Mary College	4.000%	7/1/17	1,060,000	1,111,623
Mount St. Mary College	4.000%	7/1/18	1,110,000	1,183,538
Schenectady County, NY, Capital Resource Corp. Revenue, FHA 242, Ellis Hospital	1.750%	2/15/18	1,590,000	1,590,461
Suffolk County, NY, GO, AGM	5.000%	10/1/18	1,000,000	1,116,510
Tobacco Settlement Financing Corp., NY, Revenue	5.000%	6/1/21	7,500,000	8,014,050
Tobacco Settlement Financing Corp., NY, Revenue	5.000%	6/1/22	7,700,000	8,225,217
Utility Debt Securitization Authority, NY, Revenue:
Restructuring	5.000%	6/15/18	1,500,000	1,542,915
Restructuring	5.000%	12/15/18	1,000,000	1,051,650
Total New York				146,173,766
North Carolina — 0.2%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Wake Forest Baptist Obligated Group	0.750%	12/1/17	4,625,000	4,625,555	(a)(b)
Ohio — 2.2%
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/17	1,350,000	1,420,713
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/18	1,000,000	1,085,630
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/19	2,200,000	2,458,302
Lancaster, OH, Port Authority Gas Revenue	0.729%	2/1/19	2,000,000	1,989,480	(b)
Lancaster, OH, Port Authority Gas Revenue	0.749%	8/1/19	2,000,000	1,984,980	(b)
Ohio State Air Quality Development Authority Revenue:
FirstEnergy Generation Corp.	2.250%	9/15/16	18,000,000	18,061,200	(a)(b)
U.S. Steel Corp. Project	5.375%	11/1/15	9,660,000	9,660,000
Ohio State Water Development Authority Revenue, FirstEnergy Generation Corp.	2.250%	9/15/16	3,150,000	3,160,710	(a)(b)
Warren County, OH, Health Care Facilities Revenue, Otterbein Homes Obligation	5.000%	7/1/20	2,550,000	2,850,033
Total Ohio				42,671,048
Oklahoma — 0.4%
Oklahoma State Development Finance Authority:
St. John Health System Inc.	5.000%	2/15/16	1,545,000	1,565,162
St. John Health System Inc.	5.000%	2/15/17	1,500,000	1,583,265

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	23

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — continued
Oklahoma State Development Finance Authority Health System Revenue	4.000%	8/15/16	$2,000,000	$2,057,480
Oklahoma State Development Finance Authority Health System Revenue	5.000%	8/15/17	1,500,000	1,615,860
Total Oklahoma				6,821,767
Oregon — 0.8%
Gilliam County, OR, Solid Waste Disposal Revenue:
Waste Management Inc. Project	0.800%	5/2/16	4,325,000	4,326,687	(a)(b)(c)(e)
Waste Management Inc. Project	1.500%	10/1/18	3,000,000	2,991,480
Medford, OR, Hospital Facilities Authority Revenue:
Rogue Valley Manor	3.000%	10/1/16	1,025,000	1,040,775
Rogue Valley Manor	4.000%	10/1/18	1,070,000	1,135,773
Oregon State Facilities Authority Revenue, Providence Health & Services	0.240%	9/30/16	3,645,000	3,645,765	(a)(b)
Oregon State Health & Science University Revenue	5.000%	7/1/16	1,000,000	1,030,610
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/18	1,000,000	1,101,300
Total Oregon				15,272,390
Pennsylvania — 7.2%
Allegheny County, PA, Higher Education Building Authority University Revenue:
Duquesne University of the Holy Spirit	5.000%	3/1/18	1,000,000	1,086,610
Duquesne University of the Holy Spirit	5.000%	3/1/19	500,000	557,405
Beaver County, PA, IDA, Revenue, FirstEnergy Generation Corp. Project	2.150%	3/1/17	11,200,000	11,160,688
Cambria County, PA, GO:
BAM	4.000%	8/1/16	1,035,000	1,060,295
BAM	4.000%	8/1/17	1,120,000	1,175,664
Delaware River Port Authority, PA, Revenue:
Port District Project	5.000%	1/1/16	1,215,000	1,223,444
Port District Project	5.000%	1/1/17	2,100,000	2,195,718
Port District Project	5.000%	1/1/18	1,235,000	1,330,268
Port District Project	5.000%	1/1/19	3,490,000	3,843,746
Montgomery County, PA, IDA Revenue, Peco Energy Co. Project	2.550%	6/1/20	3,000,000	2,989,680	(a)(b)
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue:
Amtrak Project	5.000%	11/1/15	500,000	500,000	(c)
Amtrak Project	5.000%	11/1/16	325,000	339,550	(c)
Amtrak Project	5.000%	11/1/17	1,920,000	2,050,195	(c)
Amtrak Project	3.000%	11/1/18	750,000	771,450	(c)

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	5/1/18	$2,000,000	$1,996,100	(a)(b)
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/21	3,000,000	3,361,170
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	7/1/21	7,500,000	8,164,200
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/22	4,000,000	4,292,040
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program-Messiah College	4.000%	11/1/17	1,145,000	1,202,582
AICUP Financing Program-Messiah College	4.000%	11/1/18	700,000	746,557
Delaware Valley College of Science & Agriculture	3.000%	11/1/15	675,000	675,000
Delaware Valley College of Science & Agriculture	4.000%	11/1/17	1,030,000	1,069,820
Shippensburg University Student Services Inc.	4.000%	10/1/16	300,000	303,483
Shippensburg University Student Services Inc.	4.000%	10/1/17	265,000	272,020
Shippensburg University Student Services Inc.	4.000%	10/1/18	560,000	578,850
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.750%	4/1/17	1,000,000	1,008,630	(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.850%	10/1/17	625,000	632,875	(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	2.000%	4/1/18	1,000,000	1,016,780	(c)
Pennsylvania State IDA Revenue, Economic Development	5.000%	7/1/17	4,895,000	5,243,083
Pennsylvania State Public School Building Authority Palease Revenue:
Philadelphia School District	4.000%	6/1/18	2,160,000	2,292,494
Philadelphia School District	5.000%	6/1/19	1,500,000	1,663,260
Pennsylvania State Turnpike Commission Revenue	0.710%	12/1/19	10,000,000	9,897,300	(b)
Pennsylvania State Turnpike Commission Revenue	0.890%	12/1/20	13,775,000	13,656,810	(b)
Pennsylvania State Turnpike Commission Revenue:
SIFMA	0.610%	12/1/17	18,820,000	18,744,532	(b)
SIFMA	0.690%	12/1/18	9,750,000	9,697,448	(b)
Philadelphia, PA, Hospitals & Higher EFA Revenue:
Temple University Health System	5.000%	7/1/16	1,000,000	1,021,760
Temple University Health System	5.000%	7/1/17	1,000,000	1,051,350
Philadelphia, PA, School District, GO	5.000%	9/1/17	4,750,000	5,081,930
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/18	3,405,000	3,601,843	(c)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	25

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Trinity, PA, Area School District, GO:
AGM	4.000%	11/1/16	$2,950,000	$3,060,094	(d)
AGM	4.000%	11/1/16	2,090,000	2,156,567
AGM	5.000%	11/1/17	2,850,000	3,100,857	(d)
AGM	5.000%	11/1/17	2,025,000	2,176,835
Total Pennsylvania				138,050,983
South Carolina — 1.1%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/18	1,000,000	1,116,950
South Carolina State Jobs-EDA Revenue:
Bon Secours Health Systems Inc.	4.000%	11/1/15	500,000	500,000
Bon Secours Health Systems Inc.	4.500%	11/1/17	500,000	533,605
Bon Secours Health Systems Inc.	5.000%	11/1/18	1,500,000	1,659,540
South Carolina State Public Service Authority Revenue:
Santee Cooper Project	5.000%	12/1/16	8,000,000	8,391,680
Santee Cooper Project	5.000%	12/1/17	8,000,000	8,691,760
Total South Carolina				20,893,535
Tennessee — 2.1%
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	25,093,500
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Baptist Memorial Health Care Obligated Group	5.000%	9/1/17	3,695,000	3,974,157
Tennessee State Energy Acquisition Corp., Gas Revenue	5.000%	2/1/16	5,145,000	5,200,155
Tennessee State Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	5,000,000	5,177,350
Total Tennessee				39,445,162
Texas — 12.6%
Alvin, TX, ISD, GO, Schoolhouse, PSF-GTD	0.650%	8/15/16	3,000,000	3,003,510	(a)(b)
Central Texas Regional Mobility Authority Revenue:
Senior Lien	5.000%	1/1/18	1,000,000	1,078,030
Senior Lien	5.000%	1/1/19	500,000	551,330
Dallas, TX, GO	5.000%	2/15/18	1,675,000	1,839,251
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/16	1,000,000	1,045,580
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/17	2,000,000	2,168,960
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/18	1,000,000	1,118,230
Dallas-Fort Worth, TX, International Airport Revenue, Joint	5.000%	11/1/17	2,575,000	2,783,987	(c)
Gulf Coast, TX, Waste Disposal Authority Revenue, U.S. Steel Corp. Project	5.750%	9/1/17	3,000,000	3,050,040

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System	0.590%	12/1/19	$3,425,000	$3,388,250	(a)(b)
Memorial Hermann Healthcare System	0.510%	6/1/17	3,600,000	3,578,184	(b)
Memorial Hermann Healthcare System	0.760%	6/1/20	1,065,000	1,058,472	(b)
Harris County, TX, Revenue:
Toll Road	0.540%	8/15/16	1,600,000	1,598,544	(b)
Toll Road	0.650%	8/15/16	10,000,000	10,004,800	(a)(b)
Toll Road	0.640%	8/15/17	5,500,000	5,486,470	(b)
Toll Road	0.790%	8/15/18	4,500,000	4,488,255	(b)
Houston, TX, Airport System Revenue	5.000%	7/1/16	8,715,000	8,980,023	(c)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	10,704,200	(c)
Houston, TX, Airport System Revenue, United Airlines Inc., Terminal E Project	4.500%	7/1/20	8,150,000	8,540,059	(c)
Katy, TX, ISD, GO, PSF-GTD	5.000%	8/15/17	3,475,000	3,737,640	(a)(b)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/15	2,000,000	2,000,000	(c)
Southwest Airlines Co. Project	5.000%	11/1/17	7,710,000	8,262,730	(c)
North East, TX, ISD, GO, School Building, PSF-GTD	2.000%	8/1/19	14,885,000	15,154,716	(a)(b)
North Texas Tollway Authority Revenue:
First Tier	0.810%	1/1/19	11,000,000	11,000,000	(a)(b)
First Tier	0.680%	1/1/20	44,000,000	43,524,800	(a)(b)
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas	5.000%	10/1/17	1,075,000	1,163,107
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckingham Senior Living Community Project	3.875%	11/15/20	3,000,000	3,025,950
Texas A & M University Revenue:
Financing System	5.000%	5/15/17	1,625,000	1,737,385
Financing System	5.000%	5/15/18	1,000,000	1,106,070
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	31,430,000	33,147,964
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/15	2,700,000	2,713,338
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/16	3,265,000	3,416,365
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, 1st Tier	5.000%	12/15/17	4,000,000	4,313,680
Texas State Public Finance Authority Revenue, Unemployment Compensation	5.000%	7/1/16	20,000,000	20,156,000	(f)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	27

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Transportation Commission Turnpike System Revenue	5.000%	4/1/20	$7,500,000	$8,574,900	(a)(b)
Texas State, GO, Transport Commission — Mobility Fund	0.390%	10/1/18	4,000,000	3,967,160	(a)(b)
Total Texas				241,467,980
Utah — 0.9%
Nebo, UT, School District, GO:
School Board Guaranty	2.000%	7/1/16	1,245,000	1,246,706
School Board Guaranty	2.000%	7/1/17	1,000,000	1,000,970
School Board Guaranty	2.000%	7/1/18	2,100,000	2,101,680
School Board Guaranty	2.000%	7/1/19	2,195,000	2,196,492
Utah County, UT, Environmental Improvement Revenue, U.S. Steel Corp. Project	5.375%	11/1/15	10,000,000	10,000,000
Total Utah				16,545,848
Virginia — 2.9%
Henrico County, VA, EDA Revenue, Bon Secours Health Systems Inc.	4.000%	11/1/16	700,000	722,078
King George County, VA, IDA, Solid Waste Disposal Facility Revenue, Waste Management Inc.	0.750%	5/2/16	6,575,000	6,577,564	(a)(b)(c)
Louisa, VA, IDA, PCR, Virginia Electric & Power Co.	0.700%	12/1/16	4,500,000	4,505,310	(a)(b)
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue:
Virginia Electric & Power Co.	1.000%	6/1/20	5,000,000	5,031,750	(a)(b)(g)
Virginia Electric & Power Co.	2.150%	9/1/20	10,000,000	10,184,200	(a)(b)
Wise County, VA, IDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric & Power Co.	2.375%	11/2/15	20,000,000	20,000,000	(a)(b)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	1.875%	5/16/19	8,150,000	8,263,204	(a)(b)
Total Virginia				55,284,106
Washington — 0.4%
Port of Seattle, WA, Revenue, Intermediate	5.000%	8/1/20	2,000,000	2,323,160	(c)
Spokane, WA, Public Facilities District Revenue	5.000%	12/1/18	1,130,000	1,257,068
Washington State HFC Revenue, Heron’s Key Senior Living	4.875%	1/1/22	3,000,000	3,044,940	(e)
Total Washington				6,625,168
West Virginia — 0.7%
West Virginia State University Revenue, West Virginia University Project	0.540%	10/1/19	8,000,000	7,940,160	(a)(b)
West Virginia State, EDA, Solid Waste Disposal Facilities Revenue, Appalachian Power Co.	2.250%	9/1/16	6,000,000	6,044,580	(a)(b)(c)
Total West Virginia				13,984,740

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 0.1%
Wisconsin State Transportation Revenue	4.000%	7/1/17	$2,150,000	$2,270,422
Total Investments before Short-term Investments (Cost — $1,851,461,484)				1,863,968,487
Short-Term Investments — 2.7%
California — 0.1%
California Statewide CDA Revenue, Painted Turtle Gang Camp Foundation, LOC-Wells Fargo Bank N.A.	0.010%	4/1/33	2,000,000	2,000,000	(h)(i)
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, SPA-JPMorgan Chase	0.010%	4/1/38	300,000	300,000	(h)(i)
Total California				2,300,000
Connecticut — 0.0%
Connecticut State HEFA Revenue:
Westover School, LOC-TD Bank N.A.	0.010%	7/1/30	165,000	165,000	(h)(i)
Yale University	0.010%	7/1/36	200,000	200,000	(h)(i)
Total Connecticut				365,000
Kentucky — 0.2%
Kentucky State Economic Development Finance Authority Revenue, Catholic Health Initiatives	0.030%	5/1/34	2,800,000	2,800,000	(h)(i)
Massachusetts — 0.1%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.010%	7/1/27	2,200,000	2,200,000	(h)(i)
New Hampshire — 0.0%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.060%	11/1/20	600,000	600,000	(c)(h)(i)
New Jersey — 0.0%
New Jersey State Housing & Mortgage Finance Agency Revenue, Single Family Mortgage, SPA-Barclays Bank PLC	0.060%	10/1/26	810,000	810,000	(c)(h)(i)
New York — 0.4%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.300%	6/15/32	2,500,000	2,500,000	(h)(i)
Second General Resolution, SPA-Dexia Credit Local	0.300%	6/15/32	2,160,000	2,160,000	(h)(i)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.300%	11/1/22	2,000,000	2,000,000	(h)(i)
Total New York				6,660,000
North Carolina — 0.5%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Novant Health Group, SPA-JPMorgan Chase	0.060%	11/1/34	8,550,000	8,550,000	(h)(i)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	29

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 0.4%
Ohio State Hospital Revenue, University Hospitals Health System Inc.	0.350%	1/15/45	$7,000,000	$7,000,000	(h)(i)
Pennsylvania — 0.9%
Mercer County, PA, GO, AGM, SPA-PNC Bank N.A.	0.040%	10/1/31	480,000	480,000	(h)(i)
Montgomery County, PA , GO, SPA-PNC Bank N.A.	0.010%	8/15/24	300,000	300,000	(h)(i)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue, SPA-Sumitomo Mitsui Banking	0.030%	4/1/26	100,000	100,000	(c)(h)(i)
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority Revenue, Taxable, AGM, PNC Bank N.A.	0.450%	11/1/39	16,370,000	16,370,000	(h)(i)
Total Pennsylvania				17,250,000
Texas — 0.0%
Texas State, GO, Veterans Housing Fund II, SPA-Landesbank Hessen-Thuringen	0.030%	6/1/33	400,000	400,000	(c)(h)(i)
Vermont — 0.1%
Vermont State Housing Finance Agency Revenue, Multiple Purpose, AGM, SPA-Bank of New York Mellon	0.050%	11/1/37	2,400,000	2,400,000	(c)(h)(i)
Total Short-Term Investments (Cost — $51,335,000)				51,335,000
Total Investments — 99.8% (Cost — $1,902,796,484#)				1,915,303,487
Other Assets in Excess of Liabilities — 0.2%				4,692,464
Total Net Assets — 100.0%				$1,919,995,951

(a)	Maturity date shown represents the mandatory tender date.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Security is purchased on a when-issued basis.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $1,902,803,823.

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AICUP	— Association of Independent Colleges and Universities of Pennsylvania
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAM	— Build America Mutual — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
ISD	— Independent School District
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SCAGO	— South Carolina Association of Governmental Organizations
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	31

Schedule of investments (cont’d)

October 31, 2015

Western Asset Short Duration Municipal Income Fund

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.9%
AA/Aa	28.2
A	50.4
BBB/Baa	6.9
BB/Ba	3.5
A-1/VMIG 1	2.3
NR ***	2.8
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $1,902,796,484)	$1,915,303,487
Cash	84,565
Interest receivable	19,226,209
Receivable for Fund shares sold	3,657,026
Receivable for securities sold	385,000
Prepaid expenses	83,557
Total Assets	1,938,739,844

Liabilities:
Payable for securities purchased	11,584,179
Payable for Fund shares repurchased	5,332,863
Investment management fee payable	733,926
Service and/or distribution fees payable	533,091
Distributions payable	95,625
Trustees’ fees payable	3,817
Accrued expenses	460,392
Total Liabilities	18,743,893
Total Net Assets	$1,919,995,951

Net Assets:
Par value (Note 7)	$3,747
Paid-in capital in excess of par value	1,916,168,929
Undistributed net investment income	907,640
Accumulated net realized loss on investments	(9,591,368)
Net unrealized appreciation on investments	12,507,003
Total Net Assets	$1,919,995,951

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	33

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class A	$418,493,134
Class A2	$908,105
Class C	$1,124,188,242
Class I	$376,406,470

Shares Outstanding:
Class A	81,660,309
Class A2	177,186
Class C	219,381,354
Class I	73,435,327

Net Asset Value:
Class A (and redemption price)	$5.12
Class A2 (and redemption price)	$5.13
Class C (and redemption price)	$5.12
Class I (and redemption price)	$5.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.24
Class A2 (based on maximum initial sales charge of 2.25%)	$5.25

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Interest	$37,497,255

Expenses:
Investment management fee (Note 2)	9,368,020
Service and/or distribution fees (Notes 2 and 5)	6,921,229
Transfer agent fees (Note 5)	824,713
Fund accounting fees	165,430
Legal fees	137,219
Registration fees	134,331
Audit and tax fees	57,481
Shareholder reports	34,496
Trustees’ fees	32,548
Insurance	32,328
Custody fees	12,238
Miscellaneous expenses	12,485
Total Expenses	17,732,518
Net Investment Income	19,764,737

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss from Investment Transactions	(2,011,350)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(16,192,821)
Net Loss on Investments	(18,204,171)
Increase in Net Assets from Operations	$1,560,566

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	35

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$19,764,737	$23,905,790
Net realized loss	(2,011,350)	(1,713,500)
Change in net unrealized appreciation (depreciation)	(16,192,821)	7,847,909
Increase in Net Assets From Operations	1,560,566	30,040,199

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(18,906,709)	(23,880,066)
Decrease in Net Assets From Distributions to Shareholders	(18,906,709)	(23,880,066)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	841,793,567	1,111,958,437
Reinvestment of distributions	17,535,302	22,138,561
Cost of shares repurchased	(1,091,885,120)	(1,203,981,478)
Decrease in Net Assets From Fund Share Transactions	(232,556,251)	(69,884,480)
Decrease in Net Assets	(249,902,394)	(63,724,347)

Net Assets:
Beginning of year	2,169,898,345	2,233,622,692
End of year*	$1,919,995,951	$2,169,898,345
*Includes undistributed net investment income of:	$907,640	$49,612

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$ 5.17	$ 5.15	$ 5.20	$ 5.16	$ 5.16

Income (loss) from operations:
Net investment income	0.06	0.07	0.06	0.08	0.10
Net realized and unrealized gain (loss)	(0.05)	0.02	(0.05)	0.04	(0.00) [2]
Total income from operations	0.01	0.09	0.01	0.12	0.10

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.06)	(0.08)	(0.10)
Total distributions	(0.06)	(0.07)	(0.06)	(0.08)	(0.10)

Net asset value, end of year	$5.12	$5.17	$5.15	$5.20	$5.16
Total return[3]	0.13%	1.72%	0.29%	2.35%	1.90%

Net assets, end of year (000s)	$418,493	$436,079	$533,298	$508,851	$413,831

Ratios to average net assets:
Gross expenses	0.65%	0.66%	0.66%	0.65%	0.65%
Net expenses[4]	0.65	0.66	0.66	0.65	0.65
Net investment income	1.15	1.33	1.25	1.55	1.89

Portfolio turnover rate	30%	23%	28%	10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2015[2]

Net asset value, beginning of period	$5.15

Income (loss) from operations:
Net investment income	0.04
Net realized and unrealized loss	(0.02)
Total income from operations	0.02

Less distributions from:
Net investment income	(0.04)
Total distributions	(0.04)

Net asset value, end of period	$5.13
Total return[3]	0.34%

Net assets, end of period (000s)	$908

Ratios to average net assets:
Gross expenses[4]	0.68%
Net expenses[4,5]	0.68
Net investment income[4]	1.16

Portfolio turnover rate	30%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 27, 2015 (inception date) to October 31, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	For the year ended October 31, 2015.

See Notes to Financial Statements.

38	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$ 5.17	$ 5.15	$ 5.20	$ 5.16	$ 5.16

Income (loss) from operations:
Net investment income	0.04	0.05	0.05	0.06	0.08
Net realized and unrealized gain (loss)	(0.05)	0.02	(0.05)	0.04	(0.00) [2]
Total income (loss) from operations	(0.01)	0.07	0.00 [2]	0.10	0.08

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.05)	(0.06)	(0.08)
Total distributions	(0.04)	(0.05)	(0.05)	(0.06)	(0.08)

Net asset value, end of year	$5.12	$5.17	$5.15	$5.20	$5.16
Total return[3]	(0.22)%	1.36%	(0.07)%	1.99%	1.53%

Net assets, end of year (000s)	$1,124,188	$1,331,042	$1,410,227	$1,456,232	$1,055,424

Ratios to average net assets:
Gross expenses	1.01%	1.02%	1.02%	1.01%	1.02%
Net expenses[4]	1.01	1.02	1.02	1.01	1.02
Net investment income	0.79	0.97	0.89	1.18	1.52

Portfolio turnover rate	30%	23%	28%	10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$ 5.17	$ 5.15	$ 5.20	$ 5.16	$ 5.16

Income (loss) from operations:
Net investment income	0.06	0.07	0.07	0.09	0.10
Net realized and unrealized gain (loss)	(0.04)	0.02	(0.05)	0.04	(0.00) [2]
Total income from operations	0.02	0.09	0.02	0.13	0.10

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.07)	(0.09)	(0.10)
Total distributions	(0.06)	(0.07)	(0.07)	(0.09)	(0.10)

Net asset value, end of year	$5.13	$5.17	$5.15	$5.20	$5.16
Total return[3]	0.41%	1.79%	0.39%	2.50%	2.04%

Net assets, end of year (000s)	$376,406	$402,777	$290,098	$241,180	$145,029

Ratios to average net assets:
Gross expenses	0.57%	0.59%	0.60%	0.51%	0.52%
Net expenses[4]	0.57	0.59	0.56 [5]	0.51	0.52
Net investment income	1.23	1.39	1.35	1.68	2.02

Portfolio turnover rate	30%	23%	28%	10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

42	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,863,968,487	—	$1,863,968,487
Short-term investments†	—	51,335,000	—	51,335,000
Total investments	—	$1,915,303,487	—	$1,915,303,487

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$943,924	$(943,924)

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 0.75%, 0.95%, 1.10% and 0.60%, respectively . These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the

44	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A and Class A2 shares. Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A and Class A2 shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $5,859 and $1,716 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$129,088	$2,499	$2,712

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$594,655,567
Sales	718,745,208

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,570,178
Gross unrealized depreciation	(4,070,514)
Net unrealized appreciation	$12,499,664

4. Derivative instruments and hedging activities

During the year ended October 31, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.15%, 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$643,472	$104,666
Class A2*	742	241
Class C	6,277,015	356,993
Class I	—	362,813
Total	$6,921,229	$824,713

*	For the period February 27, 2015 (inception date) to October 31, 2015.

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class A	$4,743,921	$6,552,100
Class A2*	5,315	—
Class C	9,450,471	12,705,409
Class I	4,707,002	4,622,557
Total	$18,906,709	$23,880,066

*	For the period February 27, 2015 (inception date) to October 31, 2015.

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	27,485,802	$141,238,698	40,896,460	$211,012,916
Shares issued on reinvestment	836,065	4,295,430	1,161,860	5,997,954
Shares repurchased	(31,069,380)	(159,665,389)	(61,173,419)	(315,723,549)
Net decrease	(2,747,513)	$(14,131,261)	(19,115,099)	$(98,712,679)

Class A2*
Shares sold	432,991	$2,224,560	—	—
Shares issued on reinvestment	1,035	5,308	—	—
Shares repurchased	(256,840)	(1,319,062)	—	—
Net increase	177,186	$910,806	—	—

46	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares sold	78,926,951	$405,966,042	107,845,977	$556,658,393
Shares issued on reinvestment	1,767,731	9,081,688	2,361,183	12,186,096
Shares repurchased	(118,982,500)	(611,355,423)	(126,343,442)	(651,797,931)
Net decrease	(38,287,818)	$(196,307,693)	(16,136,282)	$(82,953,442)

Class I
Shares sold	56,785,104	$292,364,267	66,666,969	$344,287,128
Shares issued on reinvestment	807,734	4,152,876	765,881	3,954,511
Shares repurchased	(62,105,486)	(319,545,246)	(45,799,046)	(236,459,998)
Net increase (decrease)	(4,512,648)	$(23,028,103)	21,633,804	$111,781,641

*	For the period February 27, 2015 (inception date) to October 31, 2015.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Tax-exempt income	$18,278,238	$23,880,066
Ordinary income	628,471	—
Total distributions paid	$18,906,709	$23,880,066

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$976,623
Deferred Capital Losses*	(5,482,986)
Capital loss carryforward**	(4,101,043)
Other book/tax temporary differences(a)	(68,983)
Unrealized appreciation (depreciation)(b)	12,499,664
Total accumulated earnings (losses) — net	$3,823,275

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of October 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of expiration	Amount
10/31/2016	$(110,168)
10/31/2018	(3,990,875)
$(4,101,043)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

9. Subsequent event

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

48	Western Asset Short Duration Municipal Income Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration Municipal Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration Municipal Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2015

Western Asset Short Duration Municipal Income Fund 2015 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

50	Western Asset Short Duration Municipal Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short Duration Municipal Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

52	Western Asset Short Duration Municipal Income Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Short Duration Municipal Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

54	Western Asset Short Duration Municipal Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration Municipal Income Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	Daily	Daily
Payable date:	November 2014 - December 2014	January 2015 - October 2015
Tax-exempt interest	100.00%	95.95%
Ordinary income*	—	4.05%

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

56	Western Asset Short Duration Municipal Income Fund

Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/15 SR15-2638

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,227 in 2014 and $54,463 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,480 in 2014 and $3,510 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2014 and $0 in 2015.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2015